                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of Lincoln Life & Annuity Company of New York, hereby constitutes and appoints Janet Chrzan, Christine S. Frederick, Gary W. Parker, Robert O. Sheppard and Rise C. M. Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as they may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: February 17, 2005

Signature                                 Title
---------                                 -----

/s/ J. Patrick Barrett
-------------------------------------
J. Patrick Barrett                        Director

STATE OF NEW YORK          )
                           ) SS.
COUNTY OF ONONDAGA         )

                                          Subscribed and sworn to before me this
                                          17th day of February, 2005

                                          /s/ Albert J. Calnon
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: April 9, 2007

                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of Lincoln Life & Annuity Company of New York, hereby constitutes and appoints Janet Chrzan, Christine S. Frederick, Gary W. Parker, Robert O. Sheppard and Rise C. M. Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as they may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: February 17, 2005

Signature                                 Title
---------                                 -----

/s/ Robert D. Bond
--------------------------------------
Robert D. Bond                            Director

STATE OF INDIANA           )
                           ) SS.
COUNTY OF ALLEN            )

                                          Subscribed and sworn to before me this
                                          17th day of February, 2005

                                          /s/ Brenda S. Henline
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: February 16, 2007

                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of Lincoln Life & Annuity Company of New York, hereby constitutes and appoints Janet Chrzan, Christine S. Frederick, Gary W. Parker, Robert O. Sheppard and Rise C. M. Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as they may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: February 25, 2005

Signature                                 Title
---------                                 -----

/s/ Jon A. Boscia
--------------------------------------
Jon A. Boscia                             Director

STATE OF PENNSYLVANIA      )
                           ) SS.
COUNTY OF PHILADELPHIA     )

                                          Subscribed and sworn to before me this
                                          25th day of February, 2005

                                          /s/ Maureen A. Cullen
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: September 13, 2008

                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of Lincoln Life & Annuity Company of New York, hereby constitutes and appoints Janet Chrzan, Christine S. Frederick, Gary W. Parker, Robert O. Sheppard and Rise C. M. Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as they may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: February 17, 2005

Signature                                 Title
---------                                 -----

/s/ Donna D. DeRosa
--------------------------------------
Donna D. DeRosa                           Director and Assistant Secretary

STATE OF CONNECTICUT       )
                           ) SS.
COUNTY OF HARTFORD         )

                                          Subscribed and sworn to before me this
                                          17th day of February, 2005

                                          /s/ Martha  Jarvis
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: September 30, 2007

                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of Lincoln Life & Annuity Company of New York, hereby constitutes and appoints Janet Chrzan, Christine S. Frederick, Gary W. Parker, Robert O. Sheppard and Rise C. M. Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as they may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: February 17, 2005

Signature                                 Title
---------                                 -----

/s/ John H. Gotta
--------------------------------------
John H. Gotta                             President, Assistant Secretary and
                                          Director
                                          (Principal Executive Officer)

STATE OF CONNECTICUT       )
                           ) SS.
COUNTY OF HARTFORD         )

                                          Subscribed and sworn to before me this
                                          17th day of February, 2005

                                          /s/ Martha Jarvis
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: September 30, 2007

                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of Lincoln Life & Annuity Company of New York, hereby constitutes and appoints Janet Chrzan, Christine S. Frederick, Gary W. Parker, Robert O. Sheppard and Rise C. M. Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as they may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: February 23, 2005

Signature                                 Title
---------                                 -----

/s/ Barbara Steury Kowalczyk
--------------------------------------
Barbara Steury Kowalczyk                  Director and Chairperson of the
                                          Investment Committee

STATE OF PENNSYLVANIA      )
                           ) SS.
COUNTY OF PHILADELPHIA     )

                                          Subscribed and sworn to before me this
                                          23rd day of February, 2005

                                          /s/ Maureen A. Cullen
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: September 13, 2008

                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of Lincoln Life & Annuity Company of New York, hereby constitutes and appoints Janet Chrzan, Christine S. Frederick, Gary W. Parker, Robert O. Sheppard and Rise C. M. Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as they may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: March 4, 2005

Signature                                 Title
---------                                 -----

/s/ Marguerite Leanne Lachman
--------------------------------------
Marguerite Leanne Lachman                 Director

STATE OF NEW YORK          )
                           ) SS.
COUNTY OF NEW YORK         )

                                          Subscribed and sworn to before me this
                                          4th day of March, 2005

                                          /s/ Florence J. Grant
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: March 30, 2006

                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of Lincoln Life & Annuity Company of New York, hereby constitutes and appoints Janet Chrzan, Christine S. Frederick, Gary W. Parker, Robert O. Sheppard and Rise C. M. Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as they may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: February 28, 2005

Signature                                 Title
---------                                 -----

/s/ Louis G. Marcoccia
--------------------------------------
Louis G. Marcoccia                        Director

STATE OF NEW YORK          )
                           ) SS.
COUNTY OF ONONDAGA         )

                                          Subscribed and sworn to before me this
                                          28th day of February, 2005

                                          /s/ Nancy J. Freeman
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: April 24, 2007

                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of Lincoln Life & Annuity Company of New York, hereby constitutes and appoints Janet Chrzan, Christine S. Frederick, Gary W. Parker, Robert O. Sheppard and Rise C. M. Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as they may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: February 18, 2005

Signature                                 Title
---------                                 -----

/s/ Gary W. Parker
--------------------------------------
Gary W. Parker                            Second Vice President and Director

STATE OF CONNECTICUT       )
                           ) SS.
COUNTY OF HARTFORD         )

                                          Subscribed and sworn to before me this
                                          18th day of February, 2005

                                          /s/ Martha Jarvis
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: September 30, 2007

                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of Lincoln Life & Annuity Company of New York, hereby constitutes and appoints Janet Chrzan, Christine S. Frederick, Gary W. Parker, Robert O. Sheppard and Rise C. M. Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as they may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: February 28, 2005

Signature                                 Title
---------                                 -----

/s/ Ron J. Ponder
--------------------------------------
Ron J. Ponder                             Director

STATE OF PENNSYLVANIA      )
                           ) SS.
COUNTY OF PHILADELPHIA     )
                                          Subscribed and sworn to before me this
                                          28th day of February, 2005

                                          /s/ Maureen A. Cullen
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: September 13, 2008

                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of Lincoln Life & Annuity Company of New York, hereby constitutes and appoints Janet Chrzan, Christine S. Frederick, Gary W. Parker, Robert O. Sheppard and Rise C. M. Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as they may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: February 10, 2005

Signature                                 Title
---------                                 -----

/s/ Jill S. Ruckelshaus
--------------------------------------
Jill S. Ruckelshaus                       Director

STATE OF WASHINGTON        )
                           ) SS.
COUNTY OF KING             )
                                          Subscribed and sworn to before me this
                                          10th day of February, 2005

                                          /s/ Diane L. Hodgson
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: December 11, 2005

                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of Lincoln Life & Annuity Company of New York, hereby constitutes and appoints Janet Chrzan, Christine S. Frederick, Gary W. Parker, Robert O. Sheppard and Rise C. M. Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as they may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: February 17, 2005

Signature                                 Title
---------                                 -----

/s/ Michael S. Smith
--------------------------------------    Director
Michael S. Smith

STATE OF CONNECTICUT       )
                           ) SS.
COUNTY OF HARTFORD         )
                                          Subscribed and sworn to before me this
                                          17th day of February, 2005

                                          /s/ Martha Jarvis
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: September 30, 2007

                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of Lincoln Life & Annuity Company of New York, hereby constitutes and appoints Janet Chrzan, Christine S. Frederick, Gary W. Parker, Robert O. Sheppard and Rise C. M. Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as they may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: February 17, 2005

Signature                                 Title
---------                                 -----

/s/ Peter L. Witkewiz
--------------------------------------    Second Vice President and Chief
Peter L. Witkewiz                         Financial Officer & Assistant
                                          Treasurer
                                          (Principal Financial Officer)

STATE OF INDIANA           )
                           ) SS.
COUNTY OF ALLEN            )
                                          Subscribed and sworn to before me this
                                          17th day of February, 2005

                                          /s/ Sharlene K. Honegger
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires:  February 29, 2008